                                                                    EXHIBIT 4.4
                                                                    -----------

                            CERTIFICATE OF TRUST

                                      OF

                                SVB CAPITAL I

     THIS CERTIFICATE OF TRUST of SVB Capital I (the "Trust"), dated April 28, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (Section) 3801 et seq.).

     1. NAME. The name of the business trust being formed hereby is SVB Capital
I.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon its filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                   WILMINGTON TRUST COMPANY
                                      as Trustee



                                   By: /s/ Patricia A. Evans
                                      ----------------------------------
                                        Name:  Patricia A. Evans
                                        Title: Financial Services Officer


                                   /s/ Barbara B. Kamm
                                   -------------------------------------
                                        Barbara B. Kamm,
                                        Administrative Trustee



                                   /s/ Christopher T. Lutes
                                   ------------------------------------
                                        Christopher T. Lutes,
                                        Administrative Trustee



                                   /s/ David Jaques
                                   ------------------------------------
                                        David Jaques,
                                        Administrative Trustee